UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 18, 2005
                                                         (April 17, 2005)
                                                         -----------------------

                                 GAMESTOP CORP.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

      1-31228                                            75-2951347
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(Commission File Number)                     (IRS Employer Identification No.)

 2250 William D. Tate Avenue, Grapevine, Texas                    76051
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  (Address of Principal Executive Offices)                      (Zip Code)

                                 (817) 424-2000
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               Registrant's Telephone Number, Including Area Code

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

     On April 17, 2005 GameStop Corp., a Delaware corporation ("GameStop"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Electronics Boutique Holdings Corp., a Delaware corporation ("EB"), GameStop, Inc., a Minnesota corporation, GSC Holdings Corp., a Delaware corporation and wholly-owned subsidiary of GameStop, Inc. ("Holdco"), Cowboy Subsidiary LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdco ("GameStop Merger Sub") and Eagle Subsidiary LLC, a Delaware limited liability company and wholly-owned subsidiary of Holdco ("EB Merger Sub" and, together with GameStop Merger Sub, the "Merger Subs").

The Merger Agreement

     The Merger Agreement provides for a business combination whereby (i) GameStop, Inc. formed Holdco, (ii) GameStop Merger Sub will merge into GameStop (the "GameStop Merger") with GameStop as the surviving corporation and (iii) EB Merger Sub will merge into EB (the "EB Merger" and together with the GameStop Merger, the "Mergers") with EB as the surviving corporation, resulting in GameStop and EB becoming direct wholly-owned subsidiaries of Holdco.

     At the effective time and as a result of the Mergers, GameStop stockholders will be entitled to receive in exchange for each share of Class A Common Stock, one share of Holdco Class A Common Stock and for each share of Class B Common Stock, one share of Holdco Class B Common Stock (the "GameStop Merger Consideration"). EB stockholders will be entitled to receive in exchange for each share of Common Stock of EB (i) $38.15 in cash without interest and (ii) ..78795 shares of Holdco Class A Common Stock (the "EB Merger Consideration" and, together with the GameStop Merger Consideration, the "Merger Consideration"). The closing prices of GameStop and EB on April 15, 2005, were $21.61 and $41.12, respectively. The Holdco Common Stock is expected to be listed on the New York Stock Exchange.

     The exchange of GameStop Class A Common Stock, GameStop Class B Common Stock and EB Common Stock for Holdco Common Stock is intended to qualify as a tax free transaction described in Section 351 of the Internal Revenue Code of 1986, as amended, for Federal income tax purposes.

     All outstanding GameStop stock options (whether vested or unvested) shall be assumed by Holdco. Each such option previously exercisable for GameStop Class A Common Stock will then become exercisable for Holdco Class A Common Stock. All outstanding EB stock options will become vested and will be entitled to receive cash in an amount equal to the EB Merger Consideration minus the applicable exercise price and tax withholding.

     GameStop, EB, Holdco and the Merger Subs have made customary representations, warranties and covenants in the Merger Agreement. The completion of the Mergers are subject to the approval by the stockholders of each of GameStop and EB and the satisfaction of customary approvals, including antitrust approval.

                                       2

     The representations and warranties of each party set forth in the Merger Agreement have been made solely for the benefit of the other party to the Merger Agreement and such representations and warranties should not be relied on by any other person. In addition, such representations and warranties (i) have been qualified by disclosure schedules that the parties have exchanged in connection with the signing of the Merger Agreement, (ii) will not survive consummation of the Mergers and cannot be the basis for any claims under the Merger Agreement by the other party after termination of the Merger Agreement, except if willfully false as of the date of the Merger Agreement, (iii) are subject to the materiality standards set forth in the Merger Agreement, which may differ from what may be viewed as material by investors and (iv) were made only as of the date of the Merger Agreement or such other date as specified in the Merger Agreement. The disclosure schedules referred to above contain information (including information that has been included in GameStop's prior public disclosures, as well as potential non-public information) that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, as they are modified in important part by the accompanying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of execution of the Merger Agreement, which subsequent information may or may not be fully reflected in GameStop's public disclosures.

     The Merger Agreement contains certain termination rights for both GameStop and EB, and further provides that, upon termination of the Merger Agreement under specified circumstances, GameStop or EB, as the case may be, may be obligated to pay a termination fee of $40,000,000 to the other.

     The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 attached hereto and incorporated by reference herein. A copy of the Press Release issued by GameStop in connection with the Mergers and the Merger Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Agreements to Facilitate Merger

     In connection with the Mergers, the Board of Directors of GameStop will adopt, subject to stockholder approval, an amendment to the Certificate of Incorporation of GameStop to allow for the payment of the Merger Consideration in accordance with the terms of the Merger Agreement.

     In connection with the Mergers, concurrently with the execution and delivery of the Merger Agreement and as a condition to EB's willingness to enter into the Merger Agreement, GameStop has entered into a Voting Agreement (the "Voting Agreement"), with Leonard Riggio, Barnes & Noble College Booksellers, Inc. and The Riggio Foundation (the "Stockholders") and EB pursuant to which the Stockholders have agreed to vote the shares of Class A Common Stock and Class B Common Stock of GameStop beneficially owned by the Stockholders in favor of the adoption of the Merger Agreement. In addition, the Stockholders have agreed to vote against any proposal (i) in opposition to adoption of the Merger Agreement or in competition or inconsistent with the GameStop Merger or any transaction contemplated by the Merger Agreement, (ii) any

                                       3

GameStop Takeover Proposal (as defined in the Merger Agreement), (iii) any change in the management or board of directors of GameStop (other than as contemplated by the Merger Agreement) and (iv) any action or agreement that would result in a breach of any representation, warranty, covenant or agreement or any other obligation of GameStop under the Merger Agreement or of such Stockholder under the Voting Agreement. The Voting Agreement will terminate after the earlier of (a) the termination of the Merger Agreement in accordance with its terms or (b) the day following the Effective Time (as defined in the Merger Agreement). A copy of the Voting Agreement is attached hereto as Exhibit
9.1 and incorporated herein by reference.

     In connection with the consummation of the Mergers, EB Nevada Inc. and James J. Kim (the "Kim Group") will enter into a registration rights agreement (the "Registration Rights Agreement") pursuant to which Holdco will be obligated to register the shares of Holdco Class A Common Stock held by the Kim Group. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement.

Item 3.03.  Material Modification to Rights of Security Holders.

     On April 17, 2005, in connection with its approval of the Mergers and the Merger Agreement, GameStop's Board of Directors approved an amendment (the "Amendment") to the Rights Agreement dated as of October 28, 2004, between GameStop and The Bank of New York, as Rights Agent (the "Rights Agreement"). The Amendment, among other things, renders the provisions of the Rights Agreement inapplicable to the Mergers by exempting any Person (as defined in the Rights Agreement) from the definition of "Acquiring Person" as a result of the approval, execution, delivery or consummation of the Merger Agreement or the consummation of the transactions contemplated by the Merger Agreement and provides that the Rights Agreement will terminate immediately at the Effective Time (as defined in the Merger Agreement). A copy of the Amendment is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

     (c)  Exhibits

          2.1 Agreement and Plan of Merger, dated as of April 17, 2005, among GameStop Corp., Electronics Boutique Holdings Corp., GameStop, Inc., GSC Holdings Corp., Cowboy Subsidiary LLC and Eagle Subsidiary LLC (incorporated by reference to Exhibit 2.1 to Electronics Boutique Holdings Corp.'s Current Report on Form 8-K filed on April 18, 2005).

          4.1 Amendment to Rights Agreement, dated as of April 17, 2005, between GameStop Corp. and The Bank of New York, as Rights Agent.

          9.1 Voting Agreement, dated as of April 17, 2005, among Leonard Riggio, Barnes & Noble College Booksellers, Inc., The Riggio Foundation, GameStop Corp. and Electronics Boutique Holdings Corp.

                                       4

          10.1 Form of Registration Rights Agreement among EB Nevada Inc., James
               J. Kim and GameStop Corp. (incorporated by reference to Exhibit
               10.1 to Electronics Boutique Holdings Corp.'s Current Report on Form 8-K filed on April 18, 2005).

          99.1 Press Release dated April 18, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GAMESTOP CORP.


Date:  April 18, 2005                       By: /s/ R. Richard Fontaine
                                                -------------------------------
                                                Name:   R. Richard Fontaine
                                                Title:  Chief Executive Officer

                                 EXHIBIT INDEX


Exhibit     Description
------      -----------

2.1 Agreement and Plan of Merger, dated as of April 17, 2005, among GameStop Corp., Electronics Boutique Holdings Corp., GameStop, Inc., GSC Holdings Corp., Cowboy Subsidiary LLC and Eagle Subsidiary LLC (incorporated by reference to Exhibit 2.1 to Electronics Boutique Holdings Corp.'s Current Report on Form 8-K filed on April 18, 2005).

4.1 Amendment to Rights Agreement, dated as of April 17, 2005, between GameStop Corp. and The Bank of New York, as Rights Agent.

9.1 Voting Agreement, dated as of April 17, 2005, among Leonard Riggio, Barnes & Noble College Booksellers, Inc., The Riggio Foundation, GameStop Corp. and Electronics Boutique Holdings Corp.

10.1        Form of Registration Rights Agreement among EB Nevada Inc., James J.
            Kim and GameStop Corp. (incorporated by reference to Exhibit 10.1 to Electronics Boutique Holdings Corp.'s Current Report on Form 8-K filed on April 18, 2005).

99.1        Press Release dated April 18, 2005.